                             EXHIBIT 1.A.(8)(i)(i)

                  AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT
                                    BETWEEN
          AIM VARIABLE INSURANCE FUNDS, INC.; AIM DISTRIBUTORS, INC.;
          PFL LIFE INSURANCE COMPANY AND AFSG SECURITIES CORPORATION

                                AMENDMENT NO. 3
                                ---------------

                            PARTICIPATION AGREEMENT
                            -----------------------

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, AIM Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company, and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A
                                  ----------


---------------------------------------------------------------------------------------------------------------------------
  FUNDS AVAILABLE UNDER THE                SEPARATE ACCOUNTS                     POLICIES FUNDED BY THE
  -------------------------                -----------------                     ----------------------
           POLICIES                        UTILIZING THE FUNDS                       SEPARATE ACCOUNTS
           --------                        -------------------                       -----------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund       PFL Retirement Builder Variable       PFL Life Insurance Company Policy Form No.
                                         Annuity Account                       AV288-101-95-796 (including successors
AIM V.I. Government Securities Fund                                            forms, addenda and endorsements may vary by
                                         Legacy Builder Variable Life          state under marketing names:  "Retirement
AIM V.I. Growth & Income Fund            Separate Account                      Income Builder Variable Annuity," Portfolio
                                                                               Select Variable Annuity")
AIM V.I. International Equity Fund       PFL Variable Life Account A
                                                                               PFL Life Insurance Company Policy Form
AIM V.I. Value Fund                                                            No.'s VL20 & JL20 under the marketing name
                                                                               "Legacy Builder II"

                                                                               PFL Life Insurance Company Policy Form No.
                                                                               WL851 136 58 699 under the marketing name
                                                                               "Legacy Builder Plus"

                                                                               PFL Life Insurance Company Policy Form No.
                                                                               APUL0600 699 under the marketing name
                                                                               "Variable Protector"

---------------------------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective Date:  August 1, 1999

                                          AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ Nancy L. Martin               By: /s/ Robert H. Graham
        ----------------------               --------------------------------
Name:   Nancy L. Martin                      Name:  Robert H. Graham
Title:  Assistant Secretary                  Title: President

                                            AIM DISTRIBUTORS, INC.


Attest:  /s/ Nancy L. Martin            By: /s/ Michael J. Cemo
         -------------------               --------------------------------
Name:    Nancy L. Martin                    Name:  Michael J. Cemo
Title:   Assistant Secretary                Title: President

                                            PFL LIFE INSURANCE COMPANY


Attest:  /s/ Frank A. Camp              By: /s/ William L. Busler
         -------------------               --------------------------------
Name:    Frank A. Camp                      Name:  William L. Busler
Title:   Vice President                     Title: President

                                            AFSG SECURITIES CORPORATION


Attest:  /s/ Frank A. Camp              By: /s/ Larry N. Norman
         -------------------               --------------------------------
Name:    Frank A. Camp                     Name:  Larry N. Norman
Title:   Secretary                         Title: President